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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 21, 1999

                           ORBITAL IMAGING CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Delaware                    333-49583                   54-1660268
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(State or other Jurisdiction of    (Commission File             (I.R.S. Employer
Incorporation or Organization)          Number)              Identification No.)

                            21700 Atlantic Boulevard
                             Dulles, Virginia 20166
                                 (703) 406-5800
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          (Address and Telephone Number of Principal Executive Offices)

                                       N/A
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          (Former Name or Former Address, if Changed since Last Report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

              On July 21, 1999, Orbital Imaging Corporation ("ORBIMAGE") engaged PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as ORBIMAGE's independent accountant to audit its consolidated financial statements for the year ended December 31, 1999. During the two most recent fiscal years of ORBIMAGE, and during the subsequent interim period preceding the engagement of PricewaterhouseCoopers, neither ORBIMAGE nor anyone on its behalf consulted with PricewaterhouseCoopers regarding (a) the application of accounting principles to any transactions, either completed or proposed, or the type of audit opinion that might be rendered on ORBIMAGE's financial statements, or (b) any matters that were the subject of disagreements between ORBIMAGE and KPMG LLP, its former certifying accountant, which disagreements were described in Amendment No. 2 to ORBIMAGE's Current Report on Form 8-K/A filed on June 10, 1999. Neither any written report nor any oral advice was provided to ORBIMAGE by PricewaterhouseCoopers regarding any of the above.






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                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 26, 1999                    ORBITAL IMAGING CORPORATION





                                         By: /s/ GILBERT D. RYE
                                            ------------------------------------
                                            Gilbert D. Rye, President
                                            and Chief Operating Officer




                                         By: /s/ ARMAND D. MANCINI
                                            ------------------------------------
                                            Armand D. Mancini, Vice President
                                            and Principal Financial Officer





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